                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8 - K
                                     REPORT


                          Commission File No. 000-28749

                               FREEDOM SURF, INC.

                 (Name of Small Business Issuer in Its Charter)

             Nevada                                         88-0446457
  (State or Other Jurisdiction of                           (IRS Employer
  Incorporation or Organization)                        Identification Number)

          207 W. 138th Street
         Los Angeles, California                                90006
(Address of Principal Executive Offices)                       (Zip Code)

                                 (310) 352-3300
                           (Issuer's Telephone Number)


          SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
                                     (None)

           SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
                         Common Stock, par value $0.001
                                (Title of Class)

FORWARD LOOKING STATEMENTS

Freedom Surf, Inc., ("Freedom Surf, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          4

Item 6.  Resignation of Registant's Directors                                  4

Item 7.  Financial Statements and Exhibits                                     5

Item 8.  Change in Fiscal Year                                                 5

Item 9.  Change in Security Ratings                                            5

Signatures                                                                     6

   Item 1.  Changes in Control of Registrant

None to report

   Item 2.  Acquisition or Disposition of Assets

None to report

   Item 3.  Bankruptcy or receivership

None to report

   Item 4.  Changes in Registrant's Certifying Accountant

None to report

   Item 5.  Other Events

Following the election of a new Board of Directors which is reported below in
Item 6, the Board of Directors met on February 5, 2001 in the afternoon to elect new officers to serve at the pleasure of the Board of Directors. The Board elected the following persons:

Charles Cortland Hooper, President and Secretary

A biography of Mr. Hooper appears below in Item 6 since he is also a new member of the Board of Directors.

Arthur F. Wigand, Chief Financial Officer

A biography of Mr. Wigand appears below in Item 6 since he is also a new member of the Board of Directors.

James L. Flippen, Vice President

A biography of Mr. Flippen appears below in Item 6 since he is also a new member of the Board of Directors.

   Item 6.  Resignation of Registrant's Directors

On December 1, 2000, John W. Cruickshank resigned as a member of the Board of Directors of the Company. Shortly thereafter, Holly Richardson, another member of the Board resigned leaving two members of the Board, Rick Songer and David McKenzie.

On January 23, 2001, a group of shareholders who had formed a committee known as the Committee for Corporate Governance, Larinda Nilsen, Chairman, filed a Preliminary Proxy Statement [PRE 14a] with the Securities & Exchange Commission stating that they intended to call a special meeting of the shareholders for the purpose of removing the remaining members of the Board and electing new Board members. As a result of the filing of that Preliminary Proxy Statement, the remaining Board members, Rick Songer & David McKenzie met in a special meeting of the Board of Directors on February 2, 2001 and each tendered their resignation as members of the Board of Directors, those resignations to become effective on February 5, 2001 at 12:00 P.M. Pacific Standard Time. Prior to their resignations becoming effective, pursuant to Article II, Section 2 of the By Laws of the corporation, the resigning Board elected new members to replace the present Board until the next annual meeting of the shareholders, those persons to become Board members effective on February 5, 2001 at 12:00 P.M. Pacific Standard Time.

Article II, Section 2 of the By Laws of the corporation provides as follows:

     "SECTION 2. When any vacancy occurs among the Directors by death, resignation, disqualification or other cause, the stockholders, at any regular or special meeting, or at any adjourned meeting thereof, or the remaining Directors, by the affirmative vote of a majority thereof, shall elect a successor to hold office for the unexpired portion of the term of the Director whose place shall have become vacant and until his successor shall have been elected and shall qualify."

The new members of the Board of Directors who will serve until the next Annual Meeting of the Shareholders are: Charles Cortland Hooper, Arthur F. Wigand and James L. Flippen. A biography of each of the new Board members appears below:

Charles Cortland Hooper, Age 52

Mr. Hooper is presently President of Rent USA, Inc., a public company, and is also a member of the Board of Directors of that company since August of 2000. From 1986 until August of 2000, he was the Chief Executive Officer of Mojave Natural Resources in Temecula, California, a company which produces decorative rock and construction aggregate and industrial minerals. From 1978 until 1990, he was also the owner of Old Town Financial in La Jolla, California that developed of shopping centers, office buildings, condominiums, apartments, health clubs, single family homes and ranch estates. He began his career in 1968 with Litton Industries. He was an officer in the U.S. Navy during the Viet Nam war. Mr. Hooper is a graduate of the University of California at Los Angeles with High Honors, has a Master of Science Degree from the U.S. Naval Post Graduate School and has done doctorate work in finance and human behavior. He has also taken a number of continuing education courses in finance, real estate and insurance.

Arthur F. Wigand, Age 57

Mr. Wigand is presently Vice President of Rent USA, Inc., a position which he has held since August, 2000. Prior to coming with Rent USA, Mr. Wigand had been retired since 1998. From 1996 through 1998, he became President of Cubic Communications, a company that had had as its sole customer the United States government. Mr. Wigand assisted the transition from government as the sole customer to commercial applications for the company's products From 1986 to 1989, Mr. Wigand was Vice President of Operations at Compudyne Air Traffic Control in San Diego, California. In 1995, Mr. Wigand became Vice President of Direction Finder Products for product development, customer service, scheduling and profit and loss for the product group establishing a joint venture with Hughes STX to develop and manufacture search and rescue direction finding equipment.

James L. Flippen, Age 54

Mr. Flippen is Chief Financial Officer of Rent USA since August, 2000. Prior to coming with Rent USA and since 1997, Mr. Flippen, acted as a consultant specializing in new business development, feasibility studies of acquisitions for quarry development, asphalt plants and batch plants, working on such specific developmental projects as the new San Francisco ball park, the San Francisco BART Airport extension and U.S. Steel hazardous waste clean up. Prior to 1997 and going back for the last several years to 1986, he operated Flippen Engineering, Inc. specializing in sand and gravel mining and recovery and handling the engineering aspects of a number of large development projects including high end residential, commercial and a Robert Trent Jones golf course.

   Item 7.  Financial Statements and Exhibits

Not Applicable

   Item 8.  Change in Fiscal Year

None to report

   Item 9.  Change in Security Rating

None to report

                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                               Freedom Surf, Inc.
                                  (Registrant)


Dated: February 5, 2001

/S/ Charles Cortland Hooper
-----------------------------------
Charles Cortland Hooper
President